Exhibit 99.2

TSYS Announces Second Quarter 2004 Earnings
Page 4 of 9

------------------------------------------------------------------------------------------------------------------------------------
                                      TSYS
                              Financial Highlights
                      (In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
                                                -------------------------------------    -------------------------------------------
                                                     Three months ended                           Six months ended
                                                          June 30,                                    June 30,
                                                --------------------------------------   -------------------------------------------
                                                                            Percentage                                  Percentage
                                                 2004           2003           Change         2004           2003          Change
                                                -------------  ------------ ----------   ---------------  ------------- ------------
Revenues
    Electronic payment processing services      $     191,863       177,306        8.2 %    $    375,619        345,132        8.8 %
    Other services                                     41,827        25,755       62.4            82,675         50,808       62.7
                                                 ------------     ---------                 ------------      ---------
      Revenues before reimbursables                   233,690       203,061       15.1           458,294        395,940       15.7
    Reimbursable items                                 55,932        54,638        2.4           116,564        113,112        3.1
                                                 ------------     ---------                 ------------      ---------
       Total revenues                                 289,622       257,699       12.4           574,858        509,052       12.9
                                                 ------------     ---------                 ------------      ---------
Expenses
    Employment expenses                                82,224        83,600       (1.6)          170,086        159,696        6.5
    Net occupancy & equipment expenses                 66,153        50,407       31.2           124,164        102,027       21.7
    Other expenses                                     37,701        24,312       55.1            72,252         46,329       56.0
    (Gain)/Loss on disposal of equipment                  340           (13)        nm               378            (35)        nm
                                                 ------------     ---------                 ------------      ---------
       Expenses before reimbursables                  186,418       158,306       17.8           366,880        308,017       19.1
    Reimbursable items                                 55,932        54,638        2.4           116,564        113,112        3.1
                                                 ------------     ---------                 ------------      ---------
       Total operating expenses                       242,350       212,944       13.8           483,444        421,129       14.8
                                                 ------------     ---------                 ------------      ---------
Operating Income                                       47,272        44,755        5.6            91,414         87,923        4.0
                                                 ------------     ---------                 ------------      ---------
Other Income:
   Interest income                                        537         1,230      (56.3)            1,042          1,881      (44.6)
   Interest expense                                       (39)          (17)        nm              (782)           (30)        nm
   (Loss) Gain on foreign currency translation, net       (30)        1,788         nm              (101)         1,162         nm
                                                 ------------     ---------                 ------------      ---------
     Other Income (Expense)                               468         3,001         nm               159          3,013         nm
                                                 ------------     ---------                 ------------      ---------
Income before Income Taxes, Minority Interest
   and Equity in Income of Joint Ventures              47,740        47,756        0.0            91,573         90,936        0.7
Income Taxes                                           18,471        18,108        2.0            35,226         33,622        4.8
Minority Interest                                         (67)         (142)      52.9              (160)          (260)      38.5
Equity in Income of  Joint Ventures                     6,684         4,800       39.3            12,260          8,988       36.4
                                                 ------------     ---------                 ------------      ---------
Net Income                                      $      35,886        34,306        4.6 %    $     68,447         66,042        3.6 %
                                                 ============     =========                 ============      =========
Basic Earnings Per Share                        $        0.18          0.17        4.5 %    $       0.35           0.34        3.6 %
                                                 ============     =========                 ============      =========
Diluted Earnings Per Share                      $        0.18          0.17        4.6 %    $       0.35           0.33        3.7 %
                                                 ============     =========                 ============      =========
Dividend Declared Per Share                     $      0.0400        0.0200                 $     0.0600         0.0375
                                                 ============     =========                 ============      =========
Average Common Shares Outstanding                 196,846,084   196,703,341                  196,845,247    196,875,450
                                                 ============     =========                 ============      =========
Average Common and Common
  Equivalent Shares Outstanding                   197,175,406   197,207,696                  197,195,425    197,242,500
                                                 ============     =========                 ============      =========
Effective Tax Rate                                       34.2%         34.7%                        34.2%          33.9%
                                                 ============     =========                 ============      =========


------------------------------------------------------------------------------------------------------------------------------------
                EFFECTIVE INCOME TAX RATE CALCULATION
------------------------------------------------------------------------------------------------------------------------------------
Income taxes (A)                                 $     18,471        18,108                 $     35,226         33,622
                                                  ===========     =========                 ============      =========
Income before Income Taxes, Minority Interest
   and Equity in Income of Joint Ventures        $     47,740        47,756                 $     91,573         90,936
   Adjustments: Equity in Income of Vital               6,366         4,551                       11,567          8,492
                      Minority Interest                   (67)         (142)                        (160)          (260)
                                                  -----------     ---------                 ------------      ---------
   Adjusted Income before income taxes (B)       $     54,039        52,165                 $    102,980         99,168
                                                 ============     =========                 ============      =========
Effective Tax Rate (A/B)                                 34.2%         34.7%                        34.2%          33.9%
                                                 ============     =========                 ============      =========

Note: nm = not meaningful
                                     - more -

TSYS Announces Second Quarter 2004 Earnings
Page 5 of 9

------------------------------------------------------------------------------------------------------------------------------------
                                      TSYS
                                Segment Breakdown
                                 (In thousands)
------------------------------------------------------------------------------------------------------------------------------------

                                         Three Months Ended June 30, 2004                   Three Months Ended June 30, 2003
                                  -------------------------------------------------  -----------------------------------------------
                                  Domestic-based      International-based            Domestic-based     International-based
                                     Services          Services       Consolidated     Services          Services       Consolidated
                                 --------------------------------------------------  -----------------------------------------------
Total revenue                  $          262,113             27,511      289,624           237,849            19,852      257,701
Intersegment revenue                           (2)                 -           (2)               (2)                -           (2)
                                 -------------------------------------------------  ------------------------------------------------
     Revenues from external
        customers              $          262,111             27,511      289,622           237,847            19,852      257,699
                                 =================================================  ================================================
Depreciation and amortization  $           23,484              3,187       26,671            20,958             2,537       23,495
                                 =================================================  ================================================
Segment operating income       $           40,498              6,774       47,272            41,015             3,740       44,755
                                 =================================================  ================================================
Income tax expense             $           15,934              2,537       18,471            16,799             1,309       18,108
                                 =================================================  ================================================
Equity in income of joint
  ventures                     $            6,366                318        6,684             4,550               250        4,800
                                 =================================================  ================================================
Net Income                     $           31,401              4,485       35,886            31,672             2,634       34,306
                                 =================================================  ================================================
Average accounts on file                  270,123             14,912      285,035           247,659            12,992      260,651
                                 =================================================  ================================================


                                          Six Months Ended June 30, 2004                     Six Months Ended June 30, 2003
                                 -------------------------------------------------  ------------------------------------------------
                                  Domestic-based      International-based         Domestic-based        International-based
                                     Services          Services       Consolidated     Services          Services       Consolidated
                                 ---------------------------------------------------------------------------------------------------
Total revenue                  $          522,734             52,129      574,863           470,968            38,087      509,055
Intersegment revenue                           (5)                 -           (5)               (3)                -           (3)
                                 -------------------------------------------------  ------------------------------------------------
     Revenues from external
        customers              $          522,729             52,129      574,858           470,965            38,087      509,052
                                 =================================================  ================================================
Depreciation and amortization  $           46,763              6,018       52,781            40,577             5,020       45,597
                                 =================================================  ================================================
Segment operating income       $           80,071             11,343       91,414            82,051             5,872       87,923
                                 =================================================  ================================================
Income tax expense             $           31,096              4,130       35,226            31,716             1,906       33,622
                                 =================================================  ================================================
Equity in income of joint
  ventures                     $           11,567                693       12,260             8,492               496        8,988
                                 =================================================  ================================================
Net Income                     $           60,845              7,602       68,447            62,037             4,005       66,042
                                 =================================================  ================================================
Average accounts on file                  267,154             14,474      281,628           243,612            12,817      256,429
                                 =================================================  ================================================

Note:Revenues for domestic-based  services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.

                                    - more -

TSYS Announces Second Quarter 2004 Earnings
Page 6 of 9

----------------------------------------------------------------------------------------------------------------------------
                                TSYS
                           Balance Sheet
                           (In thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                             Jun 2004             Dec 2003
                                                                         ------------------------------------

Assets
  Current assets:
      Cash and cash equivalents                                       $           141,930              122,874
      Restricted cash                                                               7,276                7,679
      Accounts receivable, net                                                    117,407              120,646
      Deferred income tax assets                                                        -                  401
      Prepaid expenses and other current assets                                    26,316               22,764
                                                                         -------------------------------------
  Total current assets                                                            292,929              274,364
  Property and equipment, net                                                     259,866              232,076
  Computer software, net                                                          238,974              258,090
  Contract acquisition costs, net                                                 118,750              125,472
  Equity investments, net                                                          63,228               66,708
  Goodwill, net                                                                    29,626               29,626
  Other assets                                                                     27,466               14,900
                                                                         -------------------------------------
      Total assets                                                  $           1,030,839            1,001,236
                                                                         =====================================

 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                              $              27,426               17,549
      Accrued salaries and employee benefits                                       18,757               32,562
      Current portion of obligations under capital leases and
          software arrangements                                                     1,064               15,231
      Billings in excess of costs on uncompleted contracts                          1,407               17,573
       Deferred income tax liabilities                                              6,658                    -
      Other current liabilities                                                    85,614               64,056
                                                                         -------------------------------------
       Total current liabilities                                                  140,926              146,971
    Obligations under capital leases and software arrangements,
        excluding current portion                                                   3,178               29,748
    Deferred income tax liabilities                                                91,423               88,544
                                                                         -------------------------------------
         Total liabilities                                                        235,527              265,263
                                                                         -------------------------------------
  Minority interest in consolidated subsidiary                                      3,574                3,439
                                                                         -------------------------------------
  Shareholders' Equity:
    Common stock                                                                   19,759               19,750
    Additional paid-in capital                                                     42,716               41,574
    Accumulated other comprehensive income                                         10,876                8,314
    Treasury stock                                                                (13,573)             (12,426)
    Retained earnings                                                             731,960              675,322
                                                                         -------------------------------------
        Total shareholders' equity                                                791,738              732,534
                                                                         -------------------------------------
        Total liabilities and shareholders' equity                    $         1,030,839            1,001,236
                                                                         =====================================


                              - more -

TSYS Announces Second Quarter 2004 Earnings
Page 7 of 9

----------------------------------------------------------------------------------------------------------------------------
                                TSYS
                             Cash Flow
                           (In thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                  Six Months Ending:
                                                                             Jun 2004          Jun 2003
                                                                         -------------------------------------
Cash flows from operating activities:
   Net income                                                         $            68,447               66,042
    Adjustments to reconcile net income to net cash provided by operating activities:
    Minority interest in consolidated subsidiary's net income                         160                  260
    Equity in income of joint ventures                                            (12,260)              (8,988)
    Loss (gain) on currency translation adjustments, net                              101               (1,162)
    Depreciation and amortization                                                  52,781               45,597
    Noncash charge related to impairment of developed software                     10,059                    -
    Recoveries of bad debt expenses and billing adjustments                        (1,373)                 (97)
    Charges for transaction processing                                              4,865                2,164
    Deferred income tax expense                                                     9,938                8,178
    Loss (gain) on disposal of equipment,net                                          378                  (35)
 (Increase)decrease in:
    Accounts receivable                                                             4,950              (11,335)
    Prepaid expenses and other assets                                             (17,645)              (2,050)
 Increase(decrease) in:
    Accounts payable                                                               10,759                4,596
    Accrued salaries and employee benefits                                        (13,811)             (19,179)
    Billings in excess of costs on uncompleted contracts                          (16,166)              28,472
    Other current liabilities                                                      11,272               (1,799)
                                                                         -------------------------------------
     Net cash provided by operating activities                                    112,455              110,664
                                                                         -------------------------------------

 Cash flows from investing activities:
   Purchase of property and equipment                                             (39,334)            (107,432)
   Additions to purchased computer software                                       (14,001)             (20,000)
   Additions to internally developed computer software                             (3,703)              (9,033)
   Proceeds from disposal of equipment                                                  8                   66
   Cash acquired in acquisition                                                         -                4,442
   Cash used in acquisition                                                             -              (36,000)
   Dividends received from joint ventures                                          15,876                5,278
   Increase in contract acquisition costs                                          (3,283)             (13,379)
                                                                         -------------------------------------
     Net cash used in investing activities                                        (44,437)            (176,058)
                                                                         -------------------------------------

 Cash flows from financing activities:
   Purchase of common stock                                                        (1,188)              (9,485)
   Proceeds from the issuance of long-term debt                                         -               20,234
   Principal payments on long-term debt                                           (42,039)                 (52)
   Other                                                                           (6,681)              (6,260)
                                                                         -------------------------------------
     Net cash (used in) provided by financing activities                          (49,908)               4,437
                                                                         -------------------------------------
  Effect of foreign currency translation on cash and cash equivalents                 946                  (39)
                                                                         -------------------------------------
     Net increase (decrease) in cash and cash equivalents                          19,056              (60,996)
 Cash and cash equivalents at beginning of year                                   122,874              109,171
                                                                         -------------------------------------
 Cash and cash equivalents at end of period                            $          141,930               48,175
                                                                         =====================================


                              - more -

TSYS Announces Second Quarter 2004 Earnings
Page 8 of 9



 Geographic Area Data:
 The following geographic area data represents revenues for the three months ended June 30 based on where the client is domiciled:

                                                            Three Months Ended June 30,
                                             ------------------------------------------------------------
                                                    2004          %           2003          %       % Chg
                                             ------------------------------------------------------------
                     (dollars in millions):
                            United States     $     237.2          82%        209.0         81%     13.5 %
                                  Canada*            21.3           7%         19.2          7%     11.2
                                   Europe            24.2           8%         16.9          7%     43.2
                                   Mexico             2.9           1%          9.1          4%    (68.7)
                                    Japan             3.4           1%          2.9          1%     15.9
                                    Other             0.6           0%          0.6          0%     12.4
                                             ---------------------------------------------------
                                              $     289.6         100%        257.7        100%     12.4 %
                                             ===================================================




 The following geographic area data represents revenues for the six months ended June 30 based on where the client is domiciled:

                                                             Six Months Ended June 30,
                                             ------------------------------------------------------------
                                                    2004          %           2003          %       % Chg
                                             ------------------------------------------------------------
                     (dollars in millions):
                            United States     $     474.3          83%        417.6         82%     13.6 %
                                  Canada*            41.0           7%         35.1          7%     16.6
                                   Europe            45.5           8%         32.4          6%     40.6
                                   Mexico             5.8           1%         17.1          3%    (66.0)
                                    Japan             6.9           1%          5.7          1%     19.6
                                    Other             1.4           0%          1.2          0%     19.7
                                             ---------------------------------------------------
                                              $     574.9         100%        509.1        100%     12.9 %
                                             ===================================================

 Geographic Area Revenue by Operating Segment:
 The following tables reconcile segment revenues to revenues by reporting segment for the three months ended June 30:

                                                            Three Months Ended June 30,
                                             ---------------------------------------------------
                                                    Domestic-based         International-based
                                                      services                  services
                                             ---------------------------------------------------
                     (dollars in millions):        2004         2003         2004        2003
                                             ---------------------------------------------------
                            United States     $     237.2        209.0            -           -
                                  Canada*            21.3         19.2            -           -
                                   Europe             0.1            -         24.1        16.9
                                   Mexico             2.9          9.1            -           -
                                    Japan               -            -          3.4         2.9
                                    Other             0.6          0.6            -           -
                                             ---------------------------------------------------
                                              $     262.1        237.9         27.5        19.8
                                             ===================================================


 The following tables reconcile segment revenues to revenues by reporting segment for the six months ended June 30:

                                                    Six Months Ended June 30,
                                             ---------------------------------------------------
                                                   Domestic-based         International-based
                                                     services                  services
                                             ---------------------------------------------------
                     (dollars in millions):        2004         2003         2004        2003
                                             ---------------------------------------------------
                            United States     $     474.3        417.6            -           -
                                  Canada*            41.0         35.1            -           -
                                   Europe             0.2            -         45.3        32.4
                                   Mexico             5.8         17.1            -           -
                                    Japan               -            -          6.9         5.7
                                    Other             1.4          1.2            -           -
                                             ---------------------------------------------------
                                              $     522.7        471.0         52.2        38.1
                                             ===================================================

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

                - more -

TSYS Announces Second Quarter 2004 Earnings
Page 9 of 9

Supplemental Information:
                                                                Accounts on File at:
                                           ---------------------------------------------------------------
                                              Jun 30, 2004       %       Jun 30, 2003       %      % Chg
                                           ---------------------------------------------------------------
          Accounts on File (in millions):
                               Consumer                 152.0      53%             145.0      55%     4.8 %
                                 Retail                  86.5      30%              82.6      31%     4.8
                             Commercial                  22.9       8%              20.3       8%    13.0
                Government services/EBT                  14.6       5%               6.7       3%   117.8
                     Debit/Stored Value                  11.0       4%               7.9       3%    39.4
                                           -------------------------------------------------------
                                                        287.0     100%             262.5     100%     9.4 %
                                           =======================================================


                                              Jun 30, 2004               Jun 30, 2003
                                           -------------------         ------------------
QTD Average Accounts on File (in thousands)             285.0                      260.7              9.4 %
YTD Average Accounts on File (in thousands)             281.6                      256.4              9.8 %


                                                             Accounts on File at:
                                           ---------------------------------------------------------------
                                              Jun 30, 2004       %       Jun 30, 2003       %      % Chg
                                           ---------------------------------------------------------------
          Accounts on File (in millions):
                               Domestic                 240.1      84%             217.3      83%    10.5 %
                          International                  46.9      16%              45.2      17%     3.7
                                           -------------------------------------------------------
                                                        287.0     100%             262.5     100%     9.4 %
                                           =======================================================

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts (in millions):
----------------------------------------
                                           Jun 2003 to Jun 2004       Jun 2002 to Jun 2003
                                           --------------------       ---------------------
Beginning balance                                       262.5                      226.7
Change in accounts on file due to:
    Internal growth of existing clients                  29.6                       23.8
                            New clients                   6.6                       21.5
                           Purges/Sales                  (7.4)                      (9.4)
                          Deconversions                  (4.3)                      (0.1)
                                           -------------------         ------------------
Ending balance                                          287.0                      262.5
                                           ===================         ==================

Number of Employees (FTEs):                   Jun 30, 2004               Jun 30, 2003
----------------------------------------   -------------------         ------------------
 At June 30,                                            5,519                      5,543
 Quarterly Average                                      5,504                      5,421
 YTD Average                                            5,564                      5,370

                - ### -